SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                       -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 1, 2004
                                                         -------------


                             STORAGE ENGINE, INC.
                             --------------------
              (Exact Name of Registrant as Specified in Charter)


        New Jersey                  0-21600                    22-2288911
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      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


One Sheila Drive, NJ                                              07724
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(Address of Principal Executive Offices)                         (Zip Code)



                                    (732) 747-6995
                           ---------------------------------
                           (Registrant's telephone number,
                                 including area code)



         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
-----------------------------------

     On March 1, 2004 (the "Petition Date"), Storage Engine, Inc. commenced a bankruptcy case by filing a voluntary Chapter 11 petition under the United States Bankruptcy Code (the "Code"), 11 U.S.C.ss.101, et seq. in the United States Bankruptcy Court for the District of New Jersey. The Case Number of the Chapter 11 proceeding is 04-16727-RTL.

     Chapter 11 of the Code allows the Debtor, and under some circumstances, creditors and other parties in interest, to propose a plan of reorganization ("Plan"). The Plan may provide for the Debtor to reorganize by continuing to operate, to liquidate by selling assets of the estate, or a combination of both. Storage Engine, Inc. intends to file a plan of reorganization and will endeavor to remain in business. Storage Engine, Inc. is operating its business as a debtor-in-possession, meaning that its pre-bankruptcy management continues in place and that no trustee or receiver has been appointed by the Bankruptcy Court.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          STORAGE ENGINE, INC.



                                          By: /s/ Gregg M. Azcuy
                                              ----------------------------------
                                              Gregg M. Azcuy, President and
                                              Chief Executive Officer
                                              (Principal Executive Officer and
                                              Principal Financial and Accounting
                                              Officer)



Date:  March 18, 2004